Exhibit 10.1

FOURTH AMENDMENT TO

MANAGEMENT AGREEMENT

This FOURTH AMENDMENT TO MANAGEMENT AGREEMENT, (this “Fourth Amendment”), dated as of June 9, 2005, is entered into by and among KRG Capital Partners, LLC, a Delaware limited liability company (“KRG”) and Accellent Inc., a Maryland corporation formerly known as UTI Corporation (“Accellent” or the “Company”).

RECITALS

A.            KRG and Accellent are parties to that certain Management Agreement dated July 6, 1999 (“Management Agreement”) as amended by the First Amendment to Management Agreement, dated May 31, 2000 (the “First Amendment”), the Second Amendment to Management Agreement, dated January 31, 2001 (the “Second Amendment”), and the Third Amendment to Management Agreement, dated June 30, 2004 (the “Third Amendment”). The Management Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is referred to herein as the “Agreement.”

B.            KRG and Accellent wish to amend the Agreement so as to increase the cap amount of certain fees which may be paid to KRG from $750,000 to $1,750,000.

C.            Unless otherwise amended herein, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend the Agreement as follows:

1.  Section 3(c) of the Agreement is hereby amended by deleting the reference in Section 3(c) to “$750,000” and replacing it with “$1,750,000.”

2.  Other than the amendments and modifications specifically contained herein, the Agreement remains unmodified and in full force and effect.

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SIGNATURES

IN WITNESS WHEREOF, KRG and Accellent  have caused this Fourth Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

KRG CAPITAL PARTNERS, LLC

By:	/s/ Bruce L. Rogers
	Name:	Bruce L. Rogers
	Title:	Managing Director

ACCELLENT INC.

By:	/s/ Stewart A. Fisher
	Name:	Stewart A. Fisher
	Title:	Chief Financial Officer, Executive Vice
President, Treasurer and Secretary

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